--------------------------------------------------------------------------------
                             LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholder:

  We are pleased to present to you the Second Quarter Report of The Europe
Fund, Inc. On June 30, 2000, the end of the period under review, the Fund's net assets totaled $207.5 million. This represents a net asset value per share of $20.61, a rise of 13.72% per annum from its initial value, after taking into account underwriting discounts, commissions, offering expenses and assuming reinvestment of dividends and distributions. This compares with a 13.77% increase in the MSCI Europe Index over the same time period. At the end of the period under review, The Europe Fund, Inc. was quoted at $17.375 per share on the New York Stock Exchange, which represents a 15.70% discount to the Fund's net asset value per share and a rise of 11.20% per annum from its initial value, assuming reinvestment of dividends and distributions.

ECONOMIC REVIEW

  European business and consumer confidence remains high, with annualized first quarter GDP growth for the Eurozone economies confirmed at 3.4% and unemployment falling further to 9.2%. Growth has been predominantly export led, benefiting from the weak Euro.

  In the Eurozone until the month of May, price inflation, as measured by the Consumer Price Index, had remained surprisingly under control at 1.9%, but the impact on the inflation data of higher energy prices and rising import costs generally (German import prices up 11.7% from a year ago) is beginning to filter through. Consumer prices in June rose at the fastest pace in four years: +0.5% from May and +2.4% when compared with a year earlier. In the UK the housing market appears to be losing momentum, thereby suggesting an easing of inflationary pressure.

  Reflecting concern over underlying inflation trends, the European Central Bank increased rates twice over the quarter, to leave the repo rate 75bp higher at 4.25%. By contrast UK base rates have remained unchanged at 6% since February.

  Although falling to its lowest ever level against the US dollar of 0.89 in May, the Euro in fact ended the quarter only marginally lower at $0.95, reacting to higher European interest rates and the perception that the growth differential between the US and Europe was beginning to narrow.

MARKET REVIEW

  Against a background of continuing high volatility the markets traded within a relatively narrow range, but ended the quarter 3.5% lower, reflecting mounting pressure from rising interest rates and concerns over valuations in a number of growth sectors. Sector rotation favored more defensive areas of the markets as investors sought protection from the more negative sentiment surrounding technology and telecom stocks.

  The most significant under-performance over the quarter was seen in the leading telephone operating companies as the cost implications of the UK's 3rd generation UMTS license auction were digested, with the large index constituents Vodafone, British Telecom, France Telecom and Deutsche Telekom being particularly hard hit. Initially the higher capital expenditure required was considered positive for the telecom equipment manufacturers, yet towards the end of the period concerns arose in this sector too over financing costs and growth rates in mobile telephone sales. Exceptions to this trend were Siemens and particularly Alcatel, which benefited from a sharp re-rating following its first quarter figures.

  The principal beneficiaries of the sector rotation out of technology, media and telecommunication stocks were food manufacturers, pharmaceuticals, energy stocks and financials, although disappointing trading news from Roche Holding and Unilever was still severely punished. On a country basis, Germany, the UK and Finland were the worst hit, reflecting their heavy exposure to telecoms and technology stocks, whereas Switzerland benefited from its above average exposure to defensive sectors, as did Belgium, which was the best overall market.

  Corporate activity remained high, both in terms of new issues and mergers and acquisitions. Significant deals announced included the merger of the hotel and catering businesses of Granada and Compass in the UK; France Telecom's purchase of mobile operator Orange; and Vivendi's planned purchase of Canadian media and drinks group Seagram.

PORTFOLIO ACTIVITY

  During the quarter our already underweight position in the large integrated telephone operating companies was reduced further while concentrating on the "pure" mobile telephone stocks such as Vodafone AirTouch.

  Exposure to more defensive areas was strengthened through purchases of BG Group and Williams shares, while also taking advantage of high market volatility to reduce holdings in the technology and media sectors which had performed well over the past year, as in the case of Seat Pagine Gialle.

PERFORMANCE ATTRIBUTION

  Although the holding in Vodafone AirTouch was a notable drag on performance, our significantly underweight exposure overall to the telecom operators, particularly France Telecom and Deutsche Telekom, was a major positive contributor to relative performance, as were the overweight positions in Siemens and Adecco. In other areas, large holdings in Nestle, Amvescap and Royal Dutch Shell were beneficial, as were the overweightings of BNP Paribas and the leading Italian banks. Technology issues such as NXT and Software AG, however, made a negative contribution.

OUTLOOK

  Economic growth in Europe remains strongly positive and will continue to provide a healthy underpinning to profits, already benefiting from the impact of the weak Euro, and may indeed begin to provide greater support to the currency.

  Record new issue activity, particularly in the telecoms sector, will ensure an ample supply of new equity in European markets. Corporate activity generally will continue to have a major influence, and volatility is likely to remain high over the summer months.

  Although underlying inflation, at about half of the headline number, remains relatively benign, Central Bank monetary policy will continue to be the principal focus of attention in markets, and highly valued technology stocks may also be vulnerable to any perceived slowdown in growth rates. Greater stability in the Euro may herald a more positive flow of funds into European equities from outside the region.

                                Yours sincerely,

          /s/ Terry K. Glenn                      /s/ Michel Legros
            Terry K. Glenn                          Michel Legros
              President                           Portfolio Manager

July 2000

--------------------------------------------------------------------------------
To reduce shareholder expenses, The Europe Fund, Inc. will no longer be printing and mailing quarterly reports to shareholders. We will continue to provide you with reports on a semi-annual basis.
--------------------------------------------------------------------------------

PORTFOLIO SUMMARY

  The Fund's and the MSCI Europe Index's country weightings expressed as a percentage of total market value at June 30, 2000 are outlined below:

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

FUND

Finland          4.6%
France          17.5%
Germany         13.1%
Ireland          0.6%
Italy            9.4%
Netherlands      5.8%
Spain            4.3%
Sweden           5.3%
Switzerland     11.5%
United Kingdom  27.9%

MSCI

Finland          4.6%
France          17.0%
Germany         12.7%
Ireland          0.5%
Italy            6.5%
Netherlands      8.1%
Spain            4.0%
Sweden           5.0%
Switzerland      8.6%
United Kingdom  29.1%
Other           3.9%*

*Countries include Austria, Belgium, Denmark, Norway and Portugal.

  The Fund's ten largest equity holdings expressed as a percentage of total net assets at June 30, 2000 were:

Nokia Oyi (Series A).........................     4.0%
Vodafone AirTouch (Ordinary).................     3.5
Total Fina Elf...............................     3.0
Siemens......................................     2.9
Ericsson.....................................     2.9
Shell Transport & Trading (Registered).......     2.9
BP Amoco (Ordinary)..........................     2.5
ING Groep....................................     2.2
Adecco (Registered)..........................     2.2
Software AG..................................     2.0
                                                 ----
                                                 28.1%
                                                 ====

  The Fund's sector weightings expressed as a percentage of net assets at June 30, 2000 were:

Services.....................................    34.1%
Finance......................................    19.7
Consumer Goods...............................    16.3
Capital Equipment............................    13.5
Energy.......................................    10.0
Materials....................................     2.7
Cash.........................................     3.2
Other Assets in Excess of Liabilities........     0.5
                                                -----
                                                100.0%
                                                =====

--------------------------------------------------------------------------------
THE EUROPE FUND, INC.
SCHEDULE OF INVESTMENTS
AS OF JUNE 30, 2000 (UNAUDITED)

---------------------------------------------------------------------------------------------------
                                                                                IN US DOLLARS
                                                                           ------------------------
                                                                                          PERCENT
                                                                                            OF
                  SHARES                                                                    NET
  INDUSTRIES       HELD                      INVESTMENTS                      VALUE       ASSETS
---------------------------------------------------------------------------------------------------
AUTOMOBILES & COMPONENTS
France               4,500  PSA Peugeot Citroen                            $    905,888       0.4%
                    17,500  Valeo                                               938,546       0.5
                                                                           ------------------------
                                                                              1,844,434       0.9
 ...................................................................................................
United Kingdom     200,000  GKN (Ordinary)                                    2,546,689       1.2
 ...................................................................................................
                            TOTAL INVESTMENTS IN AUTOMOBILES & COMPONENTS     4,391,123       2.1
 ...................................................................................................
BANKS
France              25,000  BNP Paribas                                       2,413,404       1.1
                    20,000  Societe Generale                                  1,206,702       0.6
                                                                           ------------------------
                                                                              3,620,106       1.7
 ...................................................................................................
Germany             17,500  Deutsche Bank                                     1,448,042       0.7
 ...................................................................................................
Ireland            200,000  Bank of Ireland                                   1,264,164       0.6
 ...................................................................................................
Italy              466,071  Banca Intesa                                      2,093,411       1.0
                   125,000  BIPOP                                               986,431       0.5
                   425,000  Unicredito Italiano                               2,039,183       1.0
                                                                           ------------------------
                                                                              5,119,025       2.5
 ...................................................................................................
Spain              230,000  Banco Bilbao Vizcaya Argentaria                   3,447,241       1.7
 ...................................................................................................
Switzerland         10,000  Credit Suisse (Registered)                        1,994,346       0.9
                    12,500  UBS (Registered)                                  1,836,089       0.9
                                                                           ------------------------
                                                                              3,830,435       1.8
 ...................................................................................................
United Kingdom      80,000  Barclays Bank (Ordinary)                          2,002,459       1.0
                   215,000  HSBC (Ordinary)                                   2,464,370       1.2
                   140,000  Lloyds TSB (Ordinary)                             1,368,162       0.6
                                                                           ------------------------
                                                                              5,834,991       2.8
 ...................................................................................................
                            TOTAL INVESTMENTS IN BANKS                       24,564,004      11.8
 ...................................................................................................
CAPITAL GOODS
France              26,359  Sidel                                             2,144,479       1.0
                    25,000  Vinci                                             1,041,499       0.5
                                                                           ------------------------
                                                                              3,185,978       1.5
 ...................................................................................................

---------------------------------------------------------------------------------------------------
                                                                                IN US DOLLARS
                                                                           ------------------------
                                                                                          PERCENT
                                                                                            OF
                  SHARES                                                                    NET
  INDUSTRIES       HELD                      INVESTMENTS                      VALUE       ASSETS
---------------------------------------------------------------------------------------------------
Germany             40,040  Siemens                                        $  6,039,543       2.9%
 ...................................................................................................
Sweden              50,000  Atlas Copco                                         969,810       0.5
 ...................................................................................................
Switzerland         10,000  ABB                                               1,199,988       0.6
 ...................................................................................................
                            TOTAL INVESTMENTS IN CAPITAL GOODS               11,395,319       5.5
 ...................................................................................................
COMMERCIAL SERVICES & SUPPLIES
Sweden             115,000  Securitas (Series B)                              2,453,620       1.2
 ...................................................................................................
Switzerland          5,250  Adecco (Registered)                               4,472,067       2.2
 ...................................................................................................
United Kingdom     530,000  Hays (Ordinary)                                   2,959,561       1.4
                   450,000  Serco (Ordinary)                                  3,507,073       1.7
                   250,000  Williams                                          1,456,551       0.7
                                                                           ------------------------
                                                                              7,923,185       3.8
 ...................................................................................................
                            TOTAL INVESTMENTS IN COMMERCIAL SERVICES &
                            SUPPLIES                                         14,848,872       7.2
 ...................................................................................................
CONSUMER DURABLES & APPAREL
France               4,400  LVMH                                              1,819,975       0.9
                    14,000  SEB                                                 821,898       0.4
                                                                           ------------------------
                                                                              2,641,873       1.3
 ...................................................................................................
Italy               14,000  Gucci Group (NY Registered)                       1,326,500       0.6
 ...................................................................................................
Sweden              80,000  Electrolux (Series B)                             1,245,921       0.6
 ...................................................................................................
Switzerland            900  The Swatch Group (Bearer)                         1,147,194       0.6
 ...................................................................................................
                            TOTAL INVESTMENTS IN CONSUMER DURABLES &
                            APPAREL                                           6,361,488       3.1
 ...................................................................................................
DIVERSIFIED FINANCIALS
Germany              6,000  Marschollek, Lautenschlaeger und Partner
                            (Non-Voting) (Preferred)                          3,011,009       1.5
 ...................................................................................................
United Kingdom     180,000  Amvescap (Ordinary)                               2,887,376       1.4
 ...................................................................................................
                            TOTAL INVESTMENTS IN DIVERSIFIED FINANCIALS       5,898,385       2.9
 ...................................................................................................
ENERGY
France              40,000  Total Fina Elf                                    6,152,265       3.0
 ...................................................................................................

---------------------------------------------------------------------------------------------------
                                                                                IN US DOLLARS
                                                                           ------------------------
                                                                                          PERCENT
                                                                                            OF
                  SHARES                                                                    NET
  INDUSTRIES       HELD                      INVESTMENTS                      VALUE       ASSETS
---------------------------------------------------------------------------------------------------
United Kingdom     200,000  BG Group                                       $  1,289,276       0.6%
                   550,000  BP Amoco (Ordinary)                               5,277,876       2.5
                   700,000  Shell Transport & Trading (Registered)            5,918,311       2.9
                                                                           ------------------------
                                                                             12,485,463       6.0
 ...................................................................................................
                            TOTAL INVESTMENTS IN ENERGY                      18,637,728       9.0
 ...................................................................................................
FOOD & DRUG RETAILING
United Kingdom     900,000  Tesco (Ordinary)                                  2,788,634       1.3
 ...................................................................................................
                            TOTAL INVESTMENTS IN FOOD & DRUG RETAILING        2,788,634       1.3
 ...................................................................................................
FOOD BEVERAGE & TOBACCO
Germany             30,573  Kamps                                               980,872       0.5
 ...................................................................................................
Netherlands         55,000  Numico                                            2,617,873       1.3
 ...................................................................................................
Switzerland          1,500  Nestle (Registered)                               3,009,956       1.4
 ...................................................................................................
United Kingdom     100,000  Diageo (Ordinary)                                   885,311       0.4
 ...................................................................................................
                            TOTAL INVESTMENTS IN FOOD BEVERAGE & TOBACCO      7,494,012       3.6
 ...................................................................................................
HEALTH CARE EQUIPMENT & SERVICES
Germany             60,000  Rhoen-Klinikum (Non-Voting) (Preferred)           2,671,983       1.3
 ...................................................................................................
                            TOTAL INVESTMENTS IN HEALTH CARE EQUIPMENT &
                            SERVICES                                          2,671,983       1.3
 ...................................................................................................
HOTELS RESTAURANTS & LEISURE
France              70,000  Accor                                             2,877,984       1.4
 ...................................................................................................
Switzerland          5,300  Kuoni Reisen (Registered)                         2,459,283       1.2
 ...................................................................................................
United Kingdom     100,000  Compass (Ordinary)                                1,281,508       0.6
 ...................................................................................................
                            TOTAL INVESTMENTS IN HOTELS RESTAURANTS &
                            LEISURE                                           6,618,775       3.2
 ...................................................................................................
INSURANCE
France              16,791  AXA                                               2,653,322       1.3
 ...................................................................................................
Germany              9,000  Allianz                                           3,275,334       1.5
 ...................................................................................................
Netherlands         66,000  ING Groep                                         4,475,141       2.2
 ...................................................................................................
                            TOTAL INVESTMENTS IN INSURANCE                   10,403,797       5.0
 ...................................................................................................

---------------------------------------------------------------------------------------------------
                                                                                IN US DOLLARS
                                                                           ------------------------
                                                                                          PERCENT
                                                                                            OF
                  SHARES                                                                    NET
  INDUSTRIES       HELD                      INVESTMENTS                      VALUE       ASSETS
---------------------------------------------------------------------------------------------------
MATERIALS
Germany             75,000  Bayer                                          $  2,930,562       1.4%
                    16,000  Henkel (Non-Voting) (Preferred)                     927,053       0.4
                                                                           ------------------------
                                                                              3,857,615       1.8
 ...................................................................................................
Netherlands         22,500  Akzo Nobel                                          958,897       0.5
 ...................................................................................................
Spain               25,000  Acerinox                                            725,458       0.3
 ...................................................................................................
Switzerland            400  Givaudan (Registered)                               122,058       0.1
 ...................................................................................................
                            TOTAL INVESTMENTS IN MATERIALS                    5,664,028       2.7
 ...................................................................................................
MEDIA
Italy               40,000  Mondadori Arnoldo Editore                           915,561       0.4
                   458,776  Seat Pagine Gialle                                1,590,519       0.8
                                                                           ------------------------
                                                                              2,506,080       1.2
 ...................................................................................................
Netherlands         38,234  VNU                                               1,980,964       1.0
                    35,593  Wolters Kluwer                                      951,039       0.5
                                                                           ------------------------
                                                                              2,932,003       1.5
 ...................................................................................................
Spain              120,000  Telefonica Publicidad e Informacion               1,136,598       0.5
 ...................................................................................................
United Kingdom      90,000  Carlton Communications (Ordinary)                 1,151,546       0.6
                   120,000  United News & Media (Ordinary)                    1,725,162       0.8
                                                                           ------------------------
                                                                              2,876,708       1.4
 ...................................................................................................
                            TOTAL INVESTMENTS IN MEDIA                        9,451,389       4.6
 ...................................................................................................
OTHER
Spain                   17  +A.B. Capital Fund*                                  25,139       0.0
 ...................................................................................................
                            TOTAL INVESTMENTS IN OTHER                           25,139       0.0
 ...................................................................................................
PHARMACEUTICALS & BIOTECHNOLOGY
Switzerland          1,800  Novartis (Registered)                             2,858,583       1.4
                       400  Roche Holding (Genuss)                            3,903,878       1.9
                                                                           ------------------------
                                                                              6,762,461       3.3
 ...................................................................................................
United Kingdom     100,000  Glaxo Wellcome (Ordinary)                         2,911,589       1.4
                   240,000  SmithKline Beecham (Ordinary)                     3,168,414       1.5
                                                                           ------------------------
                                                                              6,080,003       2.9
 ...................................................................................................
                            TOTAL INVESTMENTS IN PHARMACEUTICALS &
                            BIOTECHNOLOGY                                    12,842,464       6.2
 ...................................................................................................

---------------------------------------------------------------------------------------------------
                                                                                IN US DOLLARS
                                                                           ------------------------
                                                                                          PERCENT
                                                                                            OF
                  SHARES                                                                    NET
  INDUSTRIES       HELD                      INVESTMENTS                      VALUE       ASSETS
---------------------------------------------------------------------------------------------------
RETAILING
France              31,470  +Marionnaud Parfumeries                        $  3,405,687       1.7%
                    11,500  Pinault-Printemps-Redoute                         2,562,853       1.2
                                                                           ------------------------
                                                                              5,968,540       2.9
 ...................................................................................................
United Kingdom      90,000  Marks & Spencer (Ordinary)                          315,977       0.1
 ...................................................................................................
                            TOTAL INVESTMENTS IN RETAILING                    6,284,517       3.0
 ...................................................................................................
SOFTWARE & SERVICES
Germany             45,000  Software AG                                       4,158,812       2.0
 ...................................................................................................
                            TOTAL INVESTMENTS IN SOFTWARE & SERVICES          4,158,812       2.0
 ...................................................................................................
TECHNOLOGY HARDWARE & EQUIPMENT
Finland            163,600  Nokia Oyj (Series A)                              8,374,531       4.0
 ...................................................................................................
France               5,373  Legrand                                           1,209,245       0.6
 ...................................................................................................
Sweden             300,000  Ericsson                                          5,972,891       2.9
 ...................................................................................................
United Kingdom      65,000  +NXT (Ordinary)                                   1,013,154       0.5
 ...................................................................................................
                            TOTAL INVESTMENTS IN TECHNOLOGY HARDWARE &
                            EQUIPMENT                                        16,569,821       8.0
 ...................................................................................................
TELECOMMUNICATION SERVICES
France              40,000  Vivendi                                           3,541,575       1.7
 ...................................................................................................
Finland             15,000  Sonera Group Oyj                                    685,953       0.3
 ...................................................................................................
Italy              830,000  +Olivetti SpA                                     3,028,535       1.5
                   120,000  Telecom Italia (Ordinary)                         1,654,906       0.8
                   360,000  Telecom Italia (Savings)                          2,396,165       1.1
                   550,000  Telecom Italia Mobile                             2,775,893       1.3
                                                                           ------------------------
                                                                              9,855,499       4.7
 ...................................................................................................
Netherlands         15,000  +Equant                                             611,396       0.3
 ...................................................................................................
Spain              150,000  +Telefonica                                       3,232,238       1.6
 ...................................................................................................
United Kingdom   1,800,000  Vodafone AirTouch (Ordinary)                      7,218,441       3.5
 ...................................................................................................
                            TOTAL INVESTMENTS IN TELECOMMUNICATION
                            SERVICES                                         25,145,102      12.1
 ...................................................................................................

---------------------------------------------------------------------------------------------------
                                                                                IN US DOLLARS
                                                                           ------------------------
                                                                                          PERCENT
                                                                                            OF
                  SHARES                                                                    NET
  INDUSTRIES       HELD                      INVESTMENTS                      VALUE       ASSETS
---------------------------------------------------------------------------------------------------
TRANSPORTATION
United Kingdom     175,000  Peninsular & Oriental Steam Navigation         $  1,496,275       0.7%
 ...................................................................................................
                            TOTAL INVESTMENTS IN TRANSPORTATION               1,496,275       0.7
 ...................................................................................................
UTILITIES
France               7,000  Suez Lyonnaise des Eaux                           1,230,166       0.6
 ...................................................................................................
Germany             16,000  E.ON                                                787,612       0.4
 ...................................................................................................
                            TOTAL INVESTMENTS IN UTILITIES                    2,017,778       1.0
 ...................................................................................................
                            TOTAL INVESTMENTS (COST--$144,187,667) (A)      199,729,445      96.3
                            OTHER ASSETS IN EXCESS OF LIABILITIES             7,766,991       3.7
                                                                           ------------------------
                            NET ASSETS                                     $207,496,436     100.0%
                                                                           ========================
 ...................................................................................................

 + Non-income producing security.

 * Investment in restricted security with an aggregate value of $25,139, representing 0.01% of net assets at June 30, 2000. The investment was acquired on October 22, 1990 and September 5, 1991 and has an adjusted basis of $334,461.

(a) The United States Federal income tax basis of the Fund's investments at June 30, 2000 was $144,187,667 and, accordingly, net unrealized appreciation for United States Federal income tax purposes was $55,541,778 (gross unrealized appreciation--$60,845,130; gross unrealized depreciation--$5,303,352).

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE EUROPE FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $144,187,667) (Note 1)..........   $199,729,445
Domestic cash...............................................      6,525,934
Foreign cash (Note 1).......................................         77,685
Receivable for securities sold..............................        939,292
Dividends receivable........................................        577,947
Interest receivable.........................................         28,937
Prepaid expenses and other assets...........................          5,830
                                                               ------------
      Total assets..........................................    207,885,070
                                                               ------------
LIABILITIES
Investment management fee payable (Note 2)..................        130,828
Administration fee payable (Note 2).........................         43,221
Accrued expenses and other liabilities......................        214,585
                                                               ------------
      Total liabilities.....................................        388,634
                                                               ------------

NET ASSETS..................................................   $207,496,436
                                                               ============
Net Assets consist of:
  Common Stock, $.001 par value (Authorized 100,000,000
   shares) (Note 4).........................................   $     10,066
  Paid-in surplus...........................................    129,454,057
  Accumulated undistributed net investment income...........        886,448
  Accumulated undistributed net realized gain on
   investments..............................................     21,622,295
  Net unrealized appreciation on investments and foreign
   currency related transactions............................     55,523,570
                                                               ------------
  Net Assets................................................   $207,496,436
                                                               ============
Net Asset Value per share
 ($207,496,436/10,066,319 shares of common stock issued and
 outstanding)...............................................         $20.61
                                                                      -----
                                                                      -----

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE EUROPE FUND, INC.
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED
JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Dividends.......................................                 $    2,319,786
  Interest........................................                        107,230
                                                                   --------------
                                                                        2,427,016
  Less: Withholding tax on foreign source
   dividends......................................                        278,373
                                                                   --------------
      Total income................................                      2,148,643
                                                                   --------------
Expenses
  Investment management fee (Note 2)..............                        780,909
  Administration fee (Note 2).....................                        258,245
  Custodian fees..................................                         76,468
  Directors' fees and expenses....................                         58,971
  Legal fees......................................                         58,430
  Shareholder servicing fees......................                         40,638
  Audit fees......................................                         24,498
  Reports to shareholders.........................                         19,621
  NYSE listing fee................................                         12,067
  Insurance expense...............................                          4,196
  Miscellaneous...................................                         15,013
                                                                   --------------
      Total expenses..............................                      1,349,056
                                                                   --------------
Net investment income.............................                        799,587
                                                                   --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY RELATED TRANSACTIONS

Net realized gain (loss) on:
  Investments--net................................  $   9,645,131
  Foreign currency related transactions...........        (33,049)     9,612,082
                                                    -------------
Change in unrealized appreciation (depreciation) on:
  Investments--net................................    (10,682,125)
  Foreign currency related transactions...........         (1,922)   (10,684,047)
                                                    -------------  -------------
Net realized and unrealized loss on investments
and foreign
currency related transactions.....................                    (1,071,965)
                                                                   -------------
NET DECREASE IN NET ASSETS RESULTING FROM
OPERATIONS........................................                 $    (272,378)
                                                                   =============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE EUROPE FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                   FOR THE
                                                                  SIX MONTHS       FOR THE
                                                                    ENDED        YEAR ENDED
                                                                JUNE 30, 2000   DECEMBER 31,
                                                                 (UNAUDITED)        1999
                                                                --------------  -------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income.......................................   $    799,587   $  1,163,353
  Net realized gain on investments and foreign currency
   related transactions.......................................      9,612,082     23,620,170
  Change in unrealized appreciation (depreciation) on
   investments and foreign currency related transactions......    (10,684,047)    13,850,119
                                                                 ------------   ------------
Net increase (decrease) in net assets resulting from
 operations...................................................       (272,378)    38,633,642
                                                                 ------------   ------------
Dividends and distributions to shareholders from:
  Net investment income ($0 and $0.134398 per share,
   respectively)..............................................       --           (1,352,893)
  Net realized gain on investments and foreign currency
   related transactions ($0 and $2.582034 per share,
   respectively) (Note 1).....................................       --          (25,991,578)
                                                                 ------------   ------------
Net decrease in net assets resulting from dividends and
 distributions................................................       --          (27,344,471)
                                                                 ------------   ------------
Total increase (decrease).....................................       (272,378)    11,289,171
                                                                 ------------   ------------
NET ASSETS
  Beginning of period.........................................    207,768,814    196,479,643
                                                                 ------------   ------------
  End of period (including accumulated undistributed net
   investment income
   of $886,448 and $86,861, respectively).....................   $207,496,436   $207,768,814
                                                                 ============   ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE EUROPE FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following per share data and ratios have been derived from information provided in the financial statements:

                                         FOR THE                         FOR THE YEAR ENDED
                                     SIX MONTHS ENDED                       DECEMBER 31,
                                      JUNE 30, 2000     ----------------------------------------------------
                                       (UNAUDITED)        1999       1998       1997       1996       1995
                                     ----------------   --------   --------   --------   --------   --------
Net asset value, beginning of
 period                                  $  20.64       $  19.52   $  19.01   $  18.18   $  14.32   $  12.56
                                         --------       --------   --------   --------   --------   --------
Operations:
  Net investment income*...........          0.08           0.12       0.14       0.15       0.12       0.14
  Net realized and unrealized gain
   (loss) on investments and
   foreign currency related
   transactions....................         (0.11)          3.72       3.86       3.20       4.80       2.50
                                         --------       --------   --------   --------   --------   --------
Total from operations..............         (0.03)          3.84       4.00       3.35       4.92       2.64
                                         --------       --------   --------   --------   --------   --------
Dividends and distributions to
 shareholders from:
  Net investment income**..........       --               (0.14)     (0.13)     (0.14)     (0.16)     (0.10)
  Net realized gain on investments
   and foreign currency related
   transactions....................       --               (2.58)     (3.36)     (2.38)     (0.90)     (0.78)
                                         --------       --------   --------   --------   --------   --------
  Total dividends and
   distributions...................       --               (2.72)     (3.49)     (2.52)     (1.06)     (0.88)
                                         --------       --------   --------   --------   --------   --------
Net asset value, end of period.....      $  20.61       $  20.64   $  19.52   $  19.01   $  18.18   $  14.32
                                         ========       ========   ========   ========   ========   ========
Per share market value, end of
 period............................      $  17.38       $  18.88   $  18.56   $  17.06   $  16.13   $  12.75
                                         ========       ========   ========   ========   ========   ========
Total investment return, market
 value+............................         (7.95)%        18.05%     27.84%     21.00%     34.78%     26.26%
Net assets at end of period (000
 omitted)..........................      $207,496       $207,769   $196,480   $191,374   $182,963   $144,190
Ratio of expenses to average weekly
 net assets........................          1.30%***       1.30%      1.27%      1.26%      1.42%      1.42%
Ratio of net investment income to
 average weekly net assets.........          0.77%***       0.59%      0.65%      0.77%      0.74%      1.01%
Portfolio turnover rate............            15%            47%        54%        39%        48%        52%

--------------------------
  *  Based on average shares outstanding during the period.

 ** Net realized gains (losses) on foreign currency related transactions, if any, are included with and distributed as net investment income in accordance with provisions of the Internal Revenue Code.

*** Annualized.

  + Total investment return, market value, is based on the change in market price of a share during the period and assumes reinvestment of dividends and distributions at actual prices pursuant to the Fund's distribution reinvestment and cash purchase plan. Total investment return for periods of less than one full year are not annualized.

See Notes to Financial Statements.

----------------------------------------------
THE EUROPE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)
------------------------------------------

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

The Europe Fund, Inc. (the "Fund") was incorporated in Maryland on February 8, 1990, as a closed-end, diversified management investment company. The Fund's investment objective is long-term capital appreciation through investment primarily in European equity securities.

  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION: All securities for which current market quotations are readily available are valued at the last sale price prior to the time of determination, or, if there is no sales price on such date, and if bid and ask quotations are available, at the mean between the last current bid and asked prices. Securities that are traded over-the-counter, if bid and asked quotations are available, are valued at the mean between the current bid and asked prices, or, if quotations are not available, are valued as determined in good faith by the Board of Directors of the Fund. Short-term investments having a maturity of 60 days or less are valued at amortized cost. Securities and assets for which current market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors of the Fund.
SECURITY TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date, or as soon as the Fund is informed of the dividend, and interest income is recorded on an accrual basis.

FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts and transactions are translated into U.S. dollars on the following basis:

   (i) market value of investment securities, other assets and liabilities at a 10:00 a.m. midpoint rate of exchange on valuation date.

  (ii) purchases and sales of investment securities, income and expenses at the 10:00 a.m. midpoint rate of exchange prevailing on the respective dates of such transactions.

  The resultant exchange gains and losses are included in the Statement of Operations.

  The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

  Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses include changes in the value of assets and liabilities other than investments in securities at fiscal year-end, resulting from changes in the exchange rate.

FOREIGN CURRENCY AS OF JUNE 30, 2000 CONSISTS OF:

                        UNITS      COST       VALUE
                      ---------  ---------  ---------
British Pound.......   28,260     $42,766    $42,766
Euro................   36,443      34,786     34,901
Greek Drachma.......     (620)         (2)        (2)
Swedish Krona.......      171          19         20
                       ------     -------    -------
                       64,254     $77,569    $77,685
                       ======     =======    =======

The Fund holds foreign currency in order to facilitate the purchases of foreign securities.

FORWARD CURRENCY EXCHANGE CONTRACTS: The Fund enters into forward currency exchange contracts to hedge certain purchase and sale commitments denominated in foreign currencies. The Fund may enter into forward currency exchange contracts to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Fluctuations in the value of forward currency exchange contracts are recorded for book purposes as unrealized gains or losses by the Fund. If the Fund enters into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the forward currency contracts to sell and the forward currency contracts to buy. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

TAXES: No provision has been made for United States Federal income taxes because the Fund intends to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund records dividends and distributions to its shareholders on the ex-dividend date. The Fund intends to distribute to shareholders annually by the end of January an amount equal to at least 7% of the Fund's net asset value determined as of the beginning of the previous calendar year. If, for any calendar year, the aggregate of net investment income and net realized capital gains (if any) is less than 7% of the Fund's net asset value as of the beginning of that calendar year, the difference will be distributed from the Fund's paid-in surplus. Income dividends and capital gains distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

USE OF ESTIMATES: The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

NOTE 2. TRANSACTIONS WITH AFFILIATES AND AGREEMENTS

The Fund has entered into Agreements with Mercury Asset Management International Channel Islands Ltd. (the "Investment Manager"), and Merrill Lynch Investment Managers Internationa Limited doing business as Mercury Advisors (the "Investment Adviser").

  The Investment Management Agreement provides that the Fund will pay the Investment Manager a fee, computed weekly and payable monthly, at the following rates: 0.75% of the Fund's average weekly net assets up to $250 million, and 0.65% of such assets in excess of $250 million. The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations from the Investment Adviser subject to the overall supervision of the Board of Directors. The Investment Manager pays a fee to the Investment Adviser for services rendered. The Investment Manager and Investment Adviser are subsidiaries of Mercury Asset Management Ltd., whose immediate parent is Mercury Asset Management Group Ltd. The ultimate parent of Mercury Asset Management Group Ltd. is Merrill Lynch & Co., Inc.

  The Fund has entered into an Administration Agreement with Princeton Administrators, L.P. (the "Administrator"). The Administration Agreement provides that the Fund will pay the Administrator a fee at the annual rate of 0.25% of the Fund's average weekly net assets up to $200 million and 0.20% on such assets in excess of $200 million. The Administrator performs administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing certain reports and documents required by laws and regulations, and provides the Fund with administrative office facilities. The Administrator is a wholly-owned affiliate of Merrill Lynch & Co., Inc.

  Certain directors and officers of the Fund are also directors and officers of either the Administrator, the Investment Manager, the Investment Adviser, and/or Mercury Asset Management Group Ltd.

NOTE 3. INVESTMENT
TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the six months ended June 30, 2000 were $29,454,564 and $31,952,087, respectively.

NOTE 4. CAPITAL

There are 100 million shares of $.001 par value common stock authorized. Of the 10,066,319 shares outstanding at June 30, 2000, Mercury Asset Management Ltd. owned 1,217 shares in respect of the Fund's initial seed capital and reinvested distributions.

NOTE 5. QUARTERLY RESULTS OF OPERATIONS *
(UNAUDITED)

                                                      NET REALIZED
                                                           AND
                                                       UNREALIZED
                                                          GAIN
                                                        (LOSS) ON
                                                       INVESTMENTS
                                                       AND FOREIGN
                                          NET           CURRENCY
                       INVESTMENT      INVESTMENT        RELATED
                         INCOME      INCOME/(LOSS)    TRANSACTIONS
                      -------------  --------------  ---------------
                               PER            PER              PER
QUARTER ENDED         TOTAL   SHARE  TOTAL   SHARE    TOTAL   SHARE
-------------         ------  -----  ------  ------  -------  ------
March 31, 1998......  $  754  $0.06  $  228  $ 0.02  $36,547  $ 3.63
June 30, 1998.......   2,216  0.22    1,380    0.14    8,759    0.87
September 30,
 1998...............     657  0.07      (88)  (0.01) (43,935)  (4.36)
December 31, 1998...     575  0.06      (93)  (0.01)  37,444    3.72
                      ------  -----  ------  ------  -------  ------
Total...............  $4,202  $0.41  $1,427  $ 0.14  $38,815  $ 3.86
                      ======  =====  ======  ======  =======  ======
March 31, 1999......  $  535  $0.05  $ (111) $(0.01) $(1,764) $(0.17)
June 30, 1999.......   1,623  0.16      996    0.10   (2,373)  (0.24)
September 30,
 1999...............     779  0.08      162    0.02     (637)  (0.06)
December 31, 1999...     789  0.08      116    0.01   42,244    4.19
                      ------  -----  ------  ------  -------  ------
Total...............  $3,726  $0.37  $1,163  $ 0.12  $37,470  $ 3.72
                      ======  =====  ======  ======  =======  ======
March 31, 2000......  $  466  $0.05  $ (202) $(0.02) $ 3,615  $ 0.36
June 30, 2000.......   1,680  0.17    1,002    0.10   (4,687)  (0.47)
                      ------  -----  ------  ------  -------  ------
Total...............  $2,146  $0.22  $  800  $ 0.08  $(1,072) $(0.11)
                      ======  =====  ======  ======  =======  ======

--------------------------

* Totals expressed in thousands of dollars except per share amounts.

NOTE 6. PER SHARE
SELECTED QUARTERLY
FINANCIAL DATA
(UNAUDITED)

                         NET ASSET               MARKET
                           VALUE                 PRICE**
                      ---------------   -------------------------
QUARTER ENDED          HIGH     LOW        HIGH           LOW       VOLUME*
-------------         ------   ------   -----------   -----------   --------
March 31, 1998......  $22.74   $18.75   $20 3/4       $16              1,557
June 30, 1998.......   24.49    22.95    22 5/8        19 7/8          1,420
September 30, 1998     25.19    19.75    23 3/8        15 3/16         1,949
December 31, 1998...   22.58    18.17    20 7/16       15 1/16         1,417
March 31, 1999......   20.79    18.77    21 3/8        16 1/2          1,851
June 30, 1999.......   19.91    18.81    17 15/16      16 1/4          1,131
September 30,
 1999...............   20.00    18.81    17 5/16       16 1/2            972
December 31, 1999...   22.08    19.01    19 3/4        16 3/8          1,155
March 31, 2000......   21.96    19.44    19            16 5/8          1,495
June 30, 2000.......   21.36    19.05    18 15/16      16 1/2            894

--------------------------

 * In thousands.

** Based on closing prices as reported on the New York Stock Exchange.

                                 PROXY RESULTS

On June 20, 2000, The Europe Fund, Inc. shareholders voted on the following proposals at the annual shareholders' meeting. The description of the proposals and number of shares voted are as follows:

---------------------------------------------------------------------------------------------------------------
                                                                                     SHARES        SHARES
                                                                                      VOTED      WITHHELD/
                                                                                       FOR       VOTED AGAINST
---------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of
   Directors:                             David O. Beim...........................  7,202,469        80,732
                                          Sir Arthur Bryan........................  7,206,151        77,050
                                          James T. Flynn..........................  7,203,146        80,055
                                          Terry K. Glenn..........................  7,204,433        78,768
                                          W. Carl Kester..........................  7,204,502        78,699
                                          Karen P. Robards........................  7,207,857        75,344

-------------------------------------------------------------------------------------------------------
                                                                             SHARES
                                                              SHARES VOTED   VOTED         SHARES
                                                                  FOR       AGAINST      ABSTAINING
-------------------------------------------------------------------------------------------------------
2. To ratify the selection of Ernst & Young LLP as
  the Fund's independent auditors...........................  7,238,856       14,371         29,974
-------------------------------------------------------------------------------------------------------

ADDITIONAL
INFORMATION
(UNAUDITED)

During the period, there have been no material changes in the Fund's investment objective or fundamental policies that have not been approved by the shareholders. There have been no changes in the Fund's charter or By-Laws that would delay or prevent a change in control of the Fund which have not been approved by shareholders. There have been no changes in the principal risk factors associated with investment in the Fund.

  Michel Legros is the lead portfolio manager of the Fund, and is part of the European Equity team which consists of approximately 25 investment professionals.

-------------------------------------------------------------

DIRECTORS AND OFFICERS

  TERRY K. GLENN, Director and President
* DAVID O. BEIM, Director
* SIR ARTHUR BRYAN, Director
* JAMES T. FYNN, Director
* W. CARL KESTER, Director
* KAREN P. ROBARDS, Director
  DONALD C. BURKE, Vice President and Treasurer
  ROBERT E. PUTNEY, III, Secretary

* Member of the Audit Committee

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares or any securities mentioned in this report. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

Comparisons between changes in the Fund's net asset value per share and changes in the MSCI Europe Index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments and the size of the Fund.

The accompanying financial statements as of June 30, 2000 were not audited and accordingly, no opinion is expressed on them.

------------------------------------------------

EXECUTIVE OFFICES--
800 Scudders Mill Road
Plainsboro, New Jersey 08536
(For latest net asset value and requests for Fund Reports, please call 1-800-543-6217 or 1-609-282-4600.)
INVESTMENT MANAGER--
Mercury Asset Management International Channel Islands Ltd.
Forum House
Grenville Street
St. Helier, Jersey
Channel Islands
INVESTMENT ADVISER--
Mercury Advisors
33 King William Street
London EC4R 9AS
England
ADMINISTRATOR--
Princeton Administrators, L.P.
P.O. Box 9095
Princeton, New Jersey 08543-9095
CUSTODIAN--
The Bank of New York
Avenue des Arts 35
1040 Brussels
Belgium
TRANSFER AGENT AND REGISTRAR--
The Bank of New York
101 Barclay Street
New York, New York 10286
LEGAL COUNSEL--
Davis Polk & Wardwell
450 Lexington Avenue
New York, New York 10017
INDEPENDENT AUDITORS--
Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019

                ------------------------------------------------
                         SUMMARY OF GENERAL INFORMATION
                  -------------------------------------------

THE FUND

  The Europe Fund, Inc. (the "Fund") is a closed-end investment company whose shares trade on the New York Stock Exchange. The Fund seeks long-term capital appreciation through investment primarily in European equity securities. The Fund is managed by Mercury Asset Management International Channel Islands Ltd., relying on investment advice from Mercury Advisors (Regulated by IMRO and the US Securities and Exchange Commission.)

SHAREHOLDER INFORMATION

  Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers under the designation "Europe Fd." The Fund's New York Stock Exchange trading symbol is EF. Net asset value (NAV) and market price information about the Fund's shares are published weekly in THE WALL STREET JOURNAL and THE NEW YORK TIMES and other newspapers in a table called "Closed End Funds," and are also available on Reuters under "MAMINDEX." Daily NAV and market price information is available on the internet at www.wsj.com.

DISTRIBUTION REINVESTMENT AND CASH PURCHASE PLAN--SUMMARY

  A Distribution Reinvestment and Cash Purchase Plan (the "Plan") is available to provide shareholders with automatic reinvestment of their dividend income and capital gains distributions in additional shares of the Fund's common stock. A brochure describing the Plan is available from the Plan Agent, The Bank of New York, by calling (800) 524-4458.

  All shareholders are automatically enrolled in the Plan unless they have elected to receive distributions in cash. Therefore, if you wish to participate and your shares are held in your own name, no action is required on your part. If you have previously elected to receive distributions in cash and now wish to participate in the Plan, please call the Plan Agent at the number above. If your shares are held in the name of a brokerage firm, bank or other nominee, your nominee may have elected to receive distributions in cash on your behalf, and if you wish to participate, you should instruct your nominee to participate in the Plan on your behalf. If your nominee is unable to participate on your behalf, you should request it to register your shares in your own name, which will enable you to participate in the Plan.
TRANSFER AGENT:
The Bank of New York
Telephone Inquiries: 1-800-432-8224
Address Shareholder Inquiries to:
Shareholder Relations Department - 11 E
P.O. Box 11258
Church Street Station
New York, NY 10286
Send Certificates for Transfer and Address Changes to:
Receive and Deliver Department - 11 W
P.O. Box 11002
Church Street Station
New York, NY 10286

                                     [LOGO]
                             THE EUROPE FUND, INC.
                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2000